EXHIBIT 10.4

AMENDMENT TO THE

MORGAN STANLEY 401(k) PLAN

Morgan Stanley Services Group Inc. (the “Company”) hereby amends the Morgan Stanley 401(k) Plan (the “401(k) Plan”) as follows:

1.	Effective October 8, 2017, Section 2, Definitions, is amended by adding a new definition in appropriate alphabetical order as follows:

“ ‘Qualified California Wildfires Distribution’ means a distribution for any hardship as permitted under Announcement 2017-15, made on or after October 8, 2017 and no later than March 15, 2018, to a Participant whose (a) principal residence on October 8, 2017 was located in one of the California areas identified as eligible for individual assistance by the Federal Emergency Management Agency (“FEMA”) caused by Hurricane Harvey, (b) place of employment was located in such areas on October 8, 2017, or (c) lineal ascendant or descendant, dependent or spouse had a principal residence or place of employment in such areas on October 8, 2017.”

2.	Effective September 21, 2017, Section 2, Definitions, is amended by adding a new definition in appropriate alphabetical order as follows:

“ ‘Qualified 2017 Hurricane Distribution’ means any distribution from the Plan made (a) on or after August 23, 2017 and before January 1, 2019, to an individual whose principal place of abode on August 23, 2017 is located in the Hurricane Harvey disaster area and who has sustained an economic loss by reason of Hurricane Harvey; (b) on or after September 4, 2017 and before January 1, 2019, to an individual whose principal place of abode on September 4, 2017 is located in the Hurricane Irma disaster area and who has sustained an economic loss by reason of Hurricane Irma; or (c) on or after September 16, 2017 and before January 1, 2019, to an individual whose principal place of abode on September 16, 2017 is located in the Hurricane Maria disaster area and who has sustained an economic loss by reason of Hurricane Maria.

For purposes of a Qualified Hurricane Distribution, the Hurricane Harvey disaster area shall mean the area to which a major disaster has been declared by the President before September 21, 2017 by reason of Hurricane Harvey, the Hurricane Irma disaster area shall mean the area to which a major disaster has been declared by the President before September 21, 2017 by reason of Hurricane Irma, and the Hurricane Maria disaster area shall mean the area to which a major disaster has been declared by the President before September 21, 2017 by reason of Hurricane Maria.

A Qualified Hurricane Distribution is limited to a maximum of $100,000 and shall be subject to such other conditions and limitations as may be provided by statute or in other applicable guidance or as may be determined by the Plan Administrator on a nondiscriminatory basis.”

3.	Effective August 23, 2017, Section 2, Definitions, is further amended by adding a new definition in appropriate alphabetical order as follows:

“ ‘Qualified Hurricane Harvey Distribution’ means a distribution for any hardship as permitted under Announcement 2017-11, made on or after August 23, 2017 and no later than January 31, 2018, to a Participant whose (a) principal residence on August 23, 2017 was located in one of the Texas counties identified as eligible for individual assistance by the Federal Emergency Management Agency (“FEMA”) caused by Hurricane Harvey, (b) place of employment was located in such counties on August 23, 2017, or (c) lineal ascendant or descendant, dependent or spouse had a principal residence or place of employment in such counties on August 23, 2017.”

4.	Effective September 4, 2017, Section 2, Definitions, is further amended by adding a new definition in appropriate alphabetical order as follows:

“ ‘Qualified Hurricane Irma Distribution’ means a distribution for any hardship as permitted under Announcement 2017-13, made on or after September 4, 2017 and no later than January 31, 2018, to a Participant whose (a) principal residence on September 4, 2017 was located in one of the counties identified as eligible for individual assistance by FEMA caused by Hurricane Irma, (b) place of employment was located in such counties on September 4, 2017, or (c) lineal ascendant or descendant, dependent or spouse had a principal residence or place of employment in such counties on September 4, 2017.”

5.	Effective September 16, 2017, Section 2, Definitions, is further amended by adding a new definition in appropriate alphabetical order as follows:

“ ‘Qualified Hurricane Maria Distribution’ means a distribution for any hardship as permitted under Announcement 2017-15, made (a) on or after September 16, 2017 for a Participant in the United States Virgin Islands or on or after September 17, 2017 for a Participant in Puerto Rico and (b) no later than March 15, 2018, to a Participant whose (1) principal residence on (I) September 16, 2017 was located on the islands of St. Thomas, St. John or St. Croix in the United States Virgin Islands, or (II) September 17, 2017 was located in one of the municipalities or Puerto Rico identified as eligible for individual assistance by FEMA caused by Hurricane Maria, (2) place of employment was located on such islands or in such municipalities on such dates, or (3) lineal ascendant or descendant, dependent or spouse had a principal residence or place of employment on such islands or in such municipalities on such dates.”

6.	Effective January 1, 2018, Section 3(a), Commencement of Participation, is amended by inserting the following immediately before the last sentence of subparagraph (ii) thereof:

“Notwithstanding the foregoing, effective January 1, 2018, any Part-time Employee who is not regularly scheduled to work at least one half of the standard work week at his or her Business Unit, as determined by the Plan Administrator, may elect to become a participant on any Entry Date coincident with the later of (A) his or her Employment Commencement Date or (B) January 1, 2018, without regard to his or her age.”

7.	Effective August 23, 2017, Section 12(f), Hardship Distributions, is amended by inserting the phrase “, a Qualified Hurricane Harvey Distribution” immediately following the phrase “a Qualified Hurricane Sandy Distribution” in subparagraph (v)(7).

8.	Effective September 4, 2017, Section 12(f), Hardship Distributions, is amended by inserting the phrase “, a Qualified Hurricane Irma Distribution” immediately following the phrase “a Qualified Hurricane Harvey Distribution” in subparagraph (v)(7).

9.	Effective September 16, 2017, Section 12(f), Hardship Distributions, is amended by inserting the phrase “, a Qualified Hurricane Maria Distribution” immediately following the phrase “a Qualified Hurricane Irma Distribution” in subparagraph (v)(7).

10.	Effective September 21, 2017, Section 12(f), Hardship Distributions, is amended by deleting the word “or” immediately preceding the phrase “Qualified Disaster Recovery Assistance Distribution” and inserting the phrase “or a Qualified Hurricane Distribution” at the end thereof.

11.	Effective October 8, 2017, Section 12(f), Hardship Distributions, is amended by inserting the phrase “a Qualified California Wildfire Distribution” immediately following the phrase “a Qualified Hurricane Maria Distribution” in subparagraph (v)(7).

12.	Effective July 21, 2017, Section 12(g), Loans, of the 401(k) Plan is amended by adding the following to the end of subsection (v), Loan Repayment Terms:

“Notwithstanding anything herein to the contrary, effective July 21, 2017, a Participant who is an active Employee or an Employee on a leave of absence with pay with an outstanding loan balance may make partial prepayments of his or her outstanding loan balance in accordance with such procedures and requirements as the Plan Administrator shall adopt. Participants who are not actively employed, such as a terminated Participant or a Participant on an unpaid leave of absence will not be permitted to make partial prepayments of any outstanding loan balance.”

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IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on its behalf as of this 12th day of December, 2017.

MORGAN STANLEY SERVICES GROUP INC.
By:	/s/ Jeffrey Brodsky
Title:	Chief Human Resources Officer